SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): October 25, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
                           CSFB ABS Trust 2001-HE22,
             Mortgage Pass-Through Certificates, Series 2001-HE22


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)

           Delaware                    333-61840                13-3320910
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(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
        Incorporation)               File Number)          Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
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         Credit Suisse First Boston Mortgage Securities Corp. (the "Company")
entered into a Pooling and Servicing Agreement dated as of October 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, (the "Depositor"), DLJ Mortgage Capital, Inc., as the seller (the "Seller"), Vesta Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (a "Servicer") and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-HE22 (the "Certificates"). The Certificates were issued on October 25, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of October 1, 2001, by and among the Company, the Seller, the Servicers and the Trustee.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 4, 2001.

                                     CREDIT SUISSE FIRST BOSTON MORTGAGE
                                     SECURITIES CORP.



                                     By:/s/ Helaine Hebble
                                        -------------------------------
                                        Name: Helaine Hebble
                                        Title: Vice President

Exhibit Index
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Exhibit                                                                    Page
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99.1    Pooling and Servicing Agreement dated as of October 1, 2001,        6
        by and among the Company, the Seller, the Servicers and the Trustee.